Investments	12 Months Ended
Dec. 31, 2020
Disclosure Of Significant Investments In Associates [Abstract]
Investments

19.Investments

The investments of the Group are comprised of minority equity interests, convertible loan notes, and senior secured promissory loan notes, with a net book value as of December 31, 2020 of $8.3 million (2019: $16.2 million), of which $5.3 million (2019: $5.5 million) are carried at fair value with changes in fair value recognized within other comprehensive income, $3.0 million (2019: $nil) are carried at fair value with changes in fair value recognized within profit and loss and $nil (2019: $10.7 million) are held at amortized cost. In the year ended December 31, 2020, a $10.6 million convertible loan note was reimbursed to the Group as part of the purchase of the brand Opening Ceremony. In 2019 the Group acquired $20.8 million of minority equity interests, convertible loan notes and senior secured promissory loan notes, and recorded  a loss on investments carried at fair value of $5.1 million ($5.0 million was recognized in the consolidated statements of operations and $0.1 million in the consolidated statements of comprehensive income.

Investments in associates

The table below (in thousands) illustrates the summarized financial information of the Group’s investments in Farfetch Finance Limited and Alanui S.r.l. The investment in Alanui S.r.l. arose as a result of the Group’s acquisition of New Guards (see Note 5 for further details). The Group’s shareholdings in these entities and their principal activities can be found in Note 31.

At January 1, 2019	$86
Additions due to business combinations	2,014
Share of profit after tax	366
At December 31, 2019	$2,466
Dividends received from associate	(60)
Share of loss after tax	(74)
Foreign exchange	(13)
At December 31, 2020	$2,319